UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08652

Croft Funds Corporation

(Exact name of registrant as specified in charter)

Canton House, 300 Water Street

Baltimore, Maryland 21202

 (Address of principal executive offices)

(Zip code)

Mr. Kent Croft

Canton House, 300 Water Street

Baltimore, Maryland 21202

(Name and address of agent for service)

With copy to:

Leslie Cruz, Esquire

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

Registrant's telephone number, including area code: (410) 576-0100

Date of fiscal year end: April 30

Date of reporting period: October 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Croft-Leominster Value Fund

&

Croft-Leominster Income Fund

SEMI-ANNUAL REPORT

October 31, 2006

December 29, 2006

Dear Shareholder:

Our value-oriented and somewhat contrarian investment philosophy continues to serve our investors well.  In our ongoing pursuit of value, we continue to search for companies that have solid operating histories, cash flows, and earnings prospects. Additionally, we look for firms with low price to book values, tangible assets that we believe are undervalued or overlooked, and that we believe have above average long-term appreciation potential. The following are a few examples of the long term investment decisions we have made this year in your fund.

This year we added a position in Weyerhaeuser Company, the world’s largest private owner of soft wood timberlands.  Weyerhaeuser owns 5.7 million acres of timberland and has residential real estate holdings with a book value of $2.9 billion as of year end 2005.  Earlier this year the company sold an interest in its fine papers business for $1.35 billion and used the proceeds to pay down debt.  Weyerhaeuser management plans to continue to pay down debt and repurchase shares.  We believe that the current share price does not reflect the true value of the firm’s underlying assets or its improving balance sheet.

We also purchased shares in retailer Payless Shoesource Inc.  CEO Matthew Rubel was hired away from Nike Inc. to undertake a major restructuring of Payless in 2005 by closing unprofitable stores and exiting the wholesale business.  Today the company operates 4600 stores and has further opportunities for efficiency gains.  The company currently generates approximately $100 million per year of excess cash available for share repurchase, debt repayment, dividends, or some combination thereof.

We also purchased shares of Deere & Company, the largest manufacturer of farming equipment in the world and a major manufacturer of construction and forestry equipment.  We expect Deere to benefit from increased crop prices as farmers use increased income to purchase new equipment.  We believe the outlook for agriculture, and therefore Deere, is promising: beginning in 2007 we expect the United States to be the world’s last remaining net exporter of grain due to increased domestic grain demand in developing countries.  Additionally, we expect corn demand from ethanol production to triple from 1.6 billion bushels per year today to 4.8 billion bushels in 2012.

This year we eliminated our position in the component companies that formerly made up Cendant Corp.  In an effort to realize the value of its various businesses, management sold a portion of the company to a private equity group and spun off the remaining businesses.  We were not satisfied that maximum value for the businesses would be achieved and therefore sold our holdings.

We also eliminated our position in Inco Ltd this year.  The company had benefited from the higher commodity price environment in general and higher nickel prices in particular. Upon reaching our estimate of full value, we sold our holdings.

We believe that our philosophy of investing is relatively risk averse.  As always, we attempt to reduce portfolio downside through diversification and extensive bottom-up research while avoiding the vagaries of market timing.  Currently the Value Fund owns shares of companies across more than 26 different industries.

Thank you for your investment in the Croft-Leominster Value Fund.

Sincerely,

Kent Croft

President

December 29, 2006

Dear Shareholder:

As of December 29, 2006, approximately 40% of the Income Fund’s assets are invested in short term, high-quality securities, such as U.S. Treasury Notes and high-grade commercial paper.  We believe this position is a necessary hedge against the downside risk of inflation and rising interest rates.   In past shareholder communications we have stated our intention to opportunistically redeploy our short-term investments over time as the interest rate environment evolves.  Over the last two quarters we redeployed approximately 13% of Fund assets in just such a way.  We have purchased medium-term, AAA-rated U.S. Agency bonds, as well as corporate bonds across a variety of industries.

Over the last two years the Federal Reserve Board has increased the Federal Funds rate in increments of 25 basis points, ultimately pausing at 5.25%.  In contrast to the last several years, commodity prices moderated during calendar 2006 which in turn alleviated inflationary pressures.  Federal Reserve Chairman Bernanke has stated that the Board will not continue to raise rates if incoming inflation data did not justify such a course.  The Consumer Price Index has declined from an annualized increase of 4.3% in June of 2006 to 1.3% in October, a level below the historical average.  Recent productivity growth, however, has slowed.  Non-farm productivity growth declined from an annual rate of 4.3% in the first quarter of 2006 to 0.2% in the third.  In 2004 and 2005 strong productivity growth mitigated the impact of higher commodities prices; this is no longer the case.  Additionally, the unemployment rate is at a 5-year low of 4.4%.  Low unemployment along with slowing productivity growth has historically led to higher wages and added inflationary pressure.  We believe that current asset allocation of the Income Fund reflects both the risks and the opportunities in the current interest rate environment.

As of December 29, 2006, the Income Fund had the following characteristics: net yield of approximately 5.1%, weighted average yield to maturity of 6.3%, weighted average duration (measure of sensitivity to interest rates) of 4.9 years, and weighted average maturity of 8.3 years. We continue to manage our credit risk through industry diversification and individual company analysis. We hold 69 corporate bond issues in 19 different industries. Additionally, 73 % of the Fund’s assets are rated investment grade.

Thank you for your investment in the Croft-Leominster Income Fund.

Sincerely,

Kent Croft

President

Croft-Leominster Value Fund

Graphical Illustration (Unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Croft-Leominster Income Fund

Graphical Illustration (Unaudited)

The following chart gives a visual breakdown of the Fund by the investment grade as a percentage of the portfolio of investments.

Investment Grade *
Non-Investment Grade
Not Rated
Not Rated
4%
Non-Investment
Grade
23%
Investment
Grade *
73%

CROFT-LEOMINSTER VALUE FUND
Schedule of Investments
October 31, 2006 (Unaudited)
Shares/Principal Value		Market Value	% of Net Assets

Common Stock 83.13%
Agricultural
1,533	Archer Daniels Midland Co.	$59,021
4,531	CF Industries Holdings, Inc.	89,804
		148,825	1.26%
Aerospace/Defense
953	Boeing Co.	76,107	0.64%

Banks, S&L'S And Brokers
4,910	Bank of America Corp.	264,502	2.24%

Building & Construction
2,900	Chicago Bridge & Iron Company N	71,224
2,555	Fluor Corp.	200,389
5,122	Foster Wheeler Ltd. *	230,234
1,974	Trinity Industries, Inc.	71,182
		573,029	4.85%
Capital Equipment
944	Caterpillar, Inc.	57,310
3,063	Deere & Co.	260,753
1,600	Rockwell Automation International Group, Inc.	99,200
7,404	Terex Corp. *	383,231
1,500	United Technologies Corp.	98,580
		899,074	7.61%
Consumer Nondurables
2116	Procter & Gamble Co.	134,133
3,602	Triarc Companies, Inc. Class B	65,881
		200,014	1.69%
Consumer Services
2,192	Devry, Inc. *	53,375
1,400	McDonalds Corp.	58,688
		112,063	0.95%
Containers & Paper
1,500	Packaging Corp. of America	34,455
1,800	Pactiv Corp. *	55,512
		89,967	0.76%
Energy Services
2,599	Pacific Ethanol, Inc. *	43,533	0.37%

Financial Services
8,027	Amvescap Plc.	184,460
4,060	Citigroup, Inc.	203,650
3,292	Waddell & Reed Financial, Inc.	83,946
		472,056	4.00%
Forester Products
3,685	Weyerhaeuser Co.	234,329	1.98%

Gas & Gas Transmission
3,632	Southern Union Co.	100,534
10,499	Williams Cos., Inc.	256,491
		357,025	3.02%
Healthcare
2,267	Edwards Lifesciences Corp. *	97,322
1,995	Lincare Holdings, Inc.	66,952
2,628	Pall Corp.	83,833
6,307	Qiagen NV *	99,713
2,613	Unitedhealth Group, Inc.	127,462
		475,282	4.02%
Hotels & Gaming
1,024	Harrahs Entertainment, Inc.	76,114	0.64%

Industrial Producs
1,207	Eaton Corporation	87,423
2,863	Perkinelmer, Inc.	61,154
		148,577	1.26%
Insurance
7,724	Marsh & McLennan Companies, Inc.	227,394	1.93%

International Oil & Gas
992	Canadian Natural Resources Ltd.	51,733
4,286	Nexen, Inc.	228,530
7,894	Opti Canada, Inc. *	125,751
16,057	Petrobank Energy & Resources, Ltd. Canadian *	250,489
155	Petrobank Energy & Resources, Ltd. *	2,399
18,626	UTS Energy Corp. *	74,131
1,680	Western Oil Sands, Inc. *	43,126
		776,159	6.57%
Life Insurance
900	Genworth Financial, Inc.	30,096
3,038	Prudential Financial, Inc.	233,713
		263,809	2.23%
Media & Entertainment
3,033	CBS Corp.	87,775
1,357	Liberty Media Capital	120,854
6,789	Liberty Media Interactive Class A*	149,833
3,033	Viacom, Inc. Class B *	118,044
		476,506	4.04%
Multi-Industry
3,600	General Electric Co.	126,396
4,471	Honeywell International, Inc.	188,319
2,521	ITT Corp.	137,117
3,191	Pentair, Inc.	105,112
1,061	Textron, Inc.	96,477
11,128	Tyco International, Inc.	327,497
		980,918	8.31%
Natural Gas
3,408	Bill Barrett Corp. *	97,230	0.82%

Pharmaceuticals
1,200	Amgen, Inc. *	91,092
1,132	Cephalon, Inc.	79,444
2,000	Icon Public Limited Company * +	71,760
2,037	Johnson & Johnson	137,294
3,824	Pfizer, Inc.	101,910
4,800	Pharmaceutical Product Development, Inc.	151,920
2,065	Wyeth	105,377
		738,797	6.26%
Property & Casualty Insurance
4,550	Ace Ltd.	260,488
2,706	American International Group, Inc.	181,762
3,963	St. Paul Travelers	202,628
		644,878	5.46%
Retail
7,140	Lowes Companies, Inc.	215,200
2,871	Payless Shoesource, Inc.	76,799
858	Sears Holding Corp. *	149,695
		441,694	3.74%
Specialty Chemicals
1,500	3M Co.	118,260
1,600	FMC Corp.	109,680
		227,940	1.93%
Technology
2,922	Altera Corp.	53,882	0.46%

Transportation
1,000	Burlington Northern, Inc.	77,530
1,025	Kansas City Southern Industries, Inc. *	29,100
		106,630	0.90%
Utilities
15,822	Aquila, Inc. *	72,623
7,963	Centerpoint Energy, Inc.	123,267
1,300	Firstenergy Corp.	76,505
1,400	PG&E Corp.	60,396
2,043	Pinnacle West Capital Corp.	97,676
1,572	Sempra Energy	83,379
6,354	Sierra Pacific Resources *	96,327
		610,173	5.17%

	Total Common Stock (Cost $6,911,313)	9,816,507	83.13%

Commercial Paper
200,000	Sears Roebuck & Co., 5.38%, 11/29/06	200,000
	Total Commercial Paper (Cost $200,000)	200,000	1.69%

Money Market Funds
1,796,223	Short-term Investment Company Prime Portfolio 5.17% ** (Cost $1,796,223)	1,796,223	15.21%

	Total Investments (Cost $8,907,536)	11,812,730	100.03%

	Liabilities in excess of other assets	(3,566)	-0.03%

	NET ASSETS - 100.00%	$11,809,164	100.00%

* Non-Income producing security
** Variable Rate Security; the coupon rate shown represents the rate at October 31, 2006.
+ American Depository Receipt
	The accompanying notes are an integral part of these financial statements.

CROFT-LEOMINSTER INCOME FUND
Schedule of Investments
October 31, 2006 (Unaudited)

Shares/Principal Value		Market Value	% of Net Assets

CLOSED END MUTUAL FUNDS
Taxable Bond Funds
6,200	Alliance World Dollar Gov't Fund II	$ 84,010
4,500	Salomon Brothers Worldwide Income Fund	60,165
4,076	Tortoise North American Energy Corp.	94,319
9,600	Templeton Emerging Markets Income Fund	132,960
		371,454	3.63%

Total Closed End Mutual Funds (Cost $315,364)		$ 371,454	3.63%

CORPORATE BONDS AND NOTES

Accident & Health Insurance
40,000	Unumprovident Corp. , 7.625%, 3/01/11	42,936	0.42%

Bituminous Coal & Lignite Surface Mining
50,000	Massey Energy Co. , 6.625%, 11/15/10	49,250	0.48%

Cable TV & Cellular Telephone
100,000	Tele-Communications, Inc. Senior Debentures, 7.875%, 8/1/13	111,390	1.09%

Chemicals
65,000	ARCO Chemical Co. Debentures, 10.250%, 11/1/10	72,150
150,000	ARCO Chemical Co. Debentures, 9.800%, 2/1/20	169,500
75,000	Agrium, Inc. Debentures (Yankee), 7.800%, 2/1/27	84,630
100,000	Hanna (M.A.) Co. Notes, 6.580%, 2/23/11	88,630
70,000	IMC Global, Inc. Senior Notes, 11.250%, 6/1/11	73,941
30,000	IMC Global, Inc. Senior Debentures, 9.450%, 12/15/11	31,125
30,000	IMC Global, Inc. Debentures, 6.875%, 7/15/07	30,225
99,000	Millennium American, Inc. Senior Unsecured Debentures, 7.625%, 11/15/26	87,368
		637,569	6.24%
Containers & Paper
150,000	Abitibi-Consolidated, Inc. Debentures, 7.400%, 4/1/18	118,500
45,000	Abitibi-Consolidated, Inc. Debentures, 7.500%, 4/1/28	34,200
30,000	Abitibi-Consolidated, Inc. Debentures, 8.850%, 8/1/30	24,825
		177,525	1.74%
Electric & Gas Utilities
100,000	Dominion Resources, Inc. 6.250%, 6/30/12	103,460
67,000	El Paso Corp. Senior Notes, 7.000%, 5/15/11	67,670
		171,130	1.67%
Electronic Instruments and Controls
40,000	Arrow Electronics, Inc. Senior Debentures, 6.875%, 6/1/18	41,140
60,000	Arrow Electronics, Inc. Debentures, 7.500%, 1/15/27	65,406
		106,546	1.04%
Energy and Energy Services
65,000	Global Marine, Inc., Notes, 7.000%, 6/1/28	71,630	0.70%

Environmental Service/Pollution Control
50,000	Waste Management, Inc. Debentures, 7.650%, 3/15/11	54,120	0.53%

Financial Services
100,000	American Financial Group, Inc. Senior Debentures, 7.125%, 4/15/09	103,440
60,000	CIGNA Corp. Debentures, 7.875%, 5/15/27	70,680
20,000	Washington Mutual Cap Company Guarantee, 8.375%, 6/1/27	21,048
		195,168	1.91%
Gas & Gas Transmission
100,000	KN Energy, Inc. Senior Debentures , 7.250%, 3/1/28	97,480	0.95%

Home Lawn & Garden Equipment
100,000	Toro Company Debentures, 7.800%, 6/15/27	113,530	1.11%

Hotels & Motels
100,000	Harrah's Operating Co., 6.500%, 6/1/16	88,440	0.87%

Federal & Federally-Sponsored Credit Agencies
75,000	Federal Home Loan Mortgage Corp., 6.100%, 11/07/21	73,980
150,000	Federal Home Loan Mortgage Corp., 5.500%, 7/28/15	148,005
		221,985	2.17%
Industrial Goods
75,000	Cummins Engine Company, Inc. Debentures, 6.750%, 2/15/27	76,500
50,000	Tyco International Group, SA Company Guarantee, 6.875%, 1/15/29	55,650
		132,150	1.29%
Insurance Agents, Brokers & Service
120,000	Marsh & McLennan Co. , 5.750%, 9/15/15	115,164	1.13%

Media & Entertainment
170,000	Time Warner, Inc. Debentures, 9.150%, 2/1/23	210,103	2.06%

Miscellaneous Consumer Goods & Services
100,000	Tenneco Packaging, Inc. Debentures, 8.125% 6/15/17	113,830	1.11%

Miscellaneous Manufacturing Industries
25,000	Blyth, Inc., 7.90%, 10/1/09	24,875	0.24%

Mobile Homes
50,000	Champion Enterprises, Inc., 7.625%, 5/15/09	48,000	0.47%

Natural Gas Distribution
100,000	Southern Union Co., 4.800%, 8/15/08	98,050	0.96%

Paper & Paper Products
100,000	Boise Cascade Corp. Debentures, 7.350%, 2/1/16	99,000
100,000	Bowater, Inc. Debentures, 9.375%, 12/15/21	97,500
		196,500	1.92%
Pipelines
150,000	Sonat Inc. Notes, 7.625%, 7/15/11	154,875	1.52%

Printing & Publishing
165,000	News America Holdings, Inc. Senior Debentures, 7.750%, 2/1/24	184,025	1.80%

Public Building & Related Furniture
110,000	Johnson Controls, Inc. , 5.000%, 11/15/06	109,967	1.08%

Radiotelephone Communications
95,000	Nextel Communications, Inc. , 7.380%, 8/1/15	97,859	0.96%

Retail Stores
55,000	Albertson's Medium-Term, Inc. Notes, 6.520%, 4/10/28	42,025
55,000	Sears Roebuck Co. , 7.500%, 10/15/27	51,843
		93,868	0.92%
Semiconductors
30,000	Flextronics Intl., Ltd. Senior Subordinated Notes, 9.875%, 7/1/10	31,092	0.30%

Plastic Materials, Synthetic Resins & Nonvulcan Elastomers
60,000	Albemarle Corp., 5.100%, 2/1/15	57,006	0.56%

Steel Works, Blast Furnaces & Rolling Mills
91,000	U.S. Steel, LLC, Senior Notes, 10.750%, 8/1/08	98,053	0.96%

Telephones & Communications
186,000	AT&T Corp. , 8.250%, 2/1/2030	180,959
115,000	Motorola, Inc. Debentures 6.500%, 11/15/28	121,877
6,129	NYNEX Corp. Amortized Debentures, 9.550%, 5/1/10	6,386
		309,222	3.03%
Tires
80,000	Goodyear Tire & Rubber Co. Notes, 7.857%, 8/15/11	77,504	0.76%

Wholesale-Computer & Peripheral Equipment & Software
7,000	IKON Office Solutions, 7.250%, 6/30/08	7,092	0.07%

Total Corporate Bonds and Notes (Cost $4,403,067)		$ 4,297,934	42.05%

SHORT-TERM INVESTMENTS

Commercial Paper
200,000	Sears Roebuck & Co., 5.38%, 11/29/06	200,000
	Total Commercial Paper (Cost $200,000)	200,000	1.96%

Money Market Funds
5,283,271	Short-term Investment Company Prime Portfolio 5.17% *	5,283,271	51.69%

Total Cash Equivalents And Short-Term Investments (Cost $5,283,271)		$ 5,483,271	53.64%

TOTAL INVESTMENTS (Cost $9,886,338) 99.32%		10,152,659	99.32%

OTHER ASSETS LESS LIABILITIES - 0.68%		69,155	0.68%

NET ASSETS - 100.00%		$ 10,221,814	100.00%

* Variable Rate Security; the coupon rate shown represents the rate at October 31, 2006.

	The accompanying notes are an integral part of these financial statements.

CROFT-LEOMINSTER FUNDS
Statement of Assets and Liabilities
October 31, 2006 (Unaudited)

	Value Fund	Income Fund
Assets:
Investment Securities at Market Value	$ 11,812,730	$ 10,152,659
(Cost $8,907,536 and $9,886,338)
Receivables:
Dividends and Interest	9,974	101,351
Prepaid Expenses	5,813	5,887
Total Assets	11,828,517	10,259,897
Liabilities:
Accrued Management Fees	8,500	2,016
Accrued Expenses	10,853	12,250
Dividends Payable	-	23,817
Total Liabilities	19,353	38,083
Net Assets	$ 11,809,164	$ 10,221,814

Net Assets Consist of:
Paid In Capital	8,368,088	10,509,452
Accumulated Undistributed Net Investment Income	29,495	12,689
Accumulated Undistributed Realized Gain (Loss) on Investments - Net	506,387	(566,648)
Unrealized Appreciation in Value
of Investments Based on Cost - Net	2,905,194	266,321
Net Assets for 525,885 & 1,021,966 Shares Outstanding
(30,000,000 shares authorized, $.001 par value for Croft Funds Corporation, which includes Croft-Leominster Value Fund and Croft-Leominster
Income Fund)	$ 11,809,164	$ 10,221,814

Net Asset Value and Offering Price Per Share	$ 22.46	$ 10.00
($11,809,164/525,885 shares and $10,221,814/1,021,966 shares)

Short-Term Redemption Price Per Share ($22.46 x .98 and $10.00 x .98)*	$ 22.01	$ 9.80

* The Fund will deduct a 2% redemption fee from redemption proceeds if purchased and redeemed within 30 days.

CROFT-LEOMINSTER FUNDS
Statement of Operations

	Value Fund	Income Fund
	(Unaudited)	(Unaudited)
	Six Months	Six Months
	Ended	Ended
	10/31/2006	10/31/2006
Investment Income:
Dividends (net of foreign witholding taxes of $122 and 0, respectively)	$ 56,205	$ 12,102
Interest	57,883	313,342
Total Investment Income	114,088	325,444
Expenses:
Advisory fees (Note 3)	53,011	40,298
Transfer agent & accounting fees	12,880	13,800
Legal fees	4,598	10,733
Audit fees	6,554	6,554
Insurance expense	6,553	6,553
Custody fees	2,561	2,561
Registration fees	2,521	2,521
Printing and postage expense	1,840	920
Director fees	517	340
Other	1,104	1,009
Total Expenses	92,139	85,289
Less:
Advisory fee waiver (Note 3)	(7,548)	(29,178)
Net Expenses	84,591	56,111
Net Investment Income / (Loss)	29,497	269,333

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	283,389	45,359
Change in Unrealized Appreciation (Depreciation) on Investments	(41,046)	(17,994)
Net Realized and Unrealized Gain (Loss) on Investments	242,343	27,365

Net Increase (Decrease) in Net Assets from Operations	$ 271,840	$ 296,698

CROFT-LEOMINSTER VALUE FUND
Statements of Changes in Net Assets
	(Unaudited)
	Six Months	For the year
	ended	ended
	October 31, 2006	April 30, 2006
Operations:
Net investment income	29,497	11,820
Net realized gain (loss) on investment transactions	283,389	422,596
Change in net unrealized appreciation (depreciation) on investments	(41,046)	1,630,765
Net increase (decrease) in net assets resulting from operations	271,840	2,065,181
Distributions to Shareholders From:
Net investment income	0	(25,396)
Net realized gains	0	(582,659)
Change in net assets from distributions	0	(608,055)
Capital Share Transactions:
Proceeds from sale of shares	989,908	1,890,359
Shares issued on reinvestment of dividends	0	587,197
Cost of shares redeemed	(476,544)	(251,880)
Net Increase (Decrease) from Shareholder Activity	513,364	2,225,676

Net Assets:
Net increase (decrease) in net assets	785,204	3,682,802
Beginning of year	11,023,960	7,341,158
End of period ( including accumulated undistributed net investment income of $29,495 and $0, respectively)	$ 11,809,164	$ 11,023,960

Share Transactions:
Shares sold	45,914	89,926
Shares issued on reinvestment of dividends	0	29,345
Shares redeemed	(22,459)	(12,188)
Net increase (decrease) in shares	23,455	107,083
Outstanding at beginning of period	502,430	395,347
Outstanding at end of period	525,885	502,430

CROFT-LEOMINSTER INCOME FUND
Statements of Changes in Net Assets
	(Unaudited)
	Six Months	For the year
	ended	ended
	October 31, 2006	April 30, 2006
Operations:
Net investment income	269,333	434,429
Net realized gain on investment transactions	45,359	4,299
Change in net unrealized appreciation (depreciation) on investments	(17,994)	(225,141)
Net increase in net assets resulting from operations	296,698	213,587
Distributions to Shareholders From:
Net investment income	(269,331)	(427,872)
Net change in net assets from distributions	(269,331)	(427,872)
Capital Share Transactions:
Proceeds from sale of shares	151,786	1,605,633
Shares issued on reinvestment of dividends	219,563	332,873
Cost of shares redeemed	(217,274)	(470,164)
Net Increase from Shareholder Activity	154,075	1,468,342

Net Assets:
Net increase in net assets	181,442	1,254,057
Beginning of year	10,040,372	8,786,315
End of period ( including accumulated undistributed net investment income of $12,689 and $12,687, respectively)	$ 10,221,814	$ 10,040,372

Share Transactions:
Shares sold	15,157	159,323
Shares issued on reinvestment of dividends	22,037	32,986
Shares redeemed	(21,656)	(46,453)
Net increase in shares	15,538	145,856
Outstanding at beginning of period	1,006,428	860,572
Outstanding at end of period	1,021,966	1,006,428

CROFT-LEOMINSTER VALUE FUND
Financial Highlights
October 31, 2006
Selected data for a share outstanding throughout the period.

	(Unaudited)
	Six Months		For the Year	For the Year	For the Year	For the Year	For the Year
	Ended		Ended	Ended	Ended	Ended	Ended
	October 31, 2006		April 30, 2006	April 30, 2005	April 30, 2004	April 30, 2003	April 30, 2002

Net Asset Value at Beginning of Period	$ 21.94		$ 18.57	$ 17.62	$ 13.94	$ 17.25	$ 18.64
Net Investment Income/ (Loss) *	0.06		0.03	0.08	(0.02)	0.02	(0.04)
Net Gains or Losses on Securities (Realized and Unrealized)	0.47		4.80	1.65	3.72	(3.32)	(1.07)
Total from Investment Operations	0.53		4.83	1.73	3.70	(3.30)	(1.11)

Distributions (From Net Investment Income)	0.00		(0.06)	(0.06)	(0.02)	0.00	(0.03)
Distributions (From Capital Gains)	0.00		(1.40)	(0.72)	0.00	(0.01)	(0.25)
Total Distributions	0.00		(1.46)	(0.78)	(0.02)	(0.01)	(0.28)

Net Asset Value at End of Period	$ 22.46		$ 21.94	$ 18.57	$ 17.62	$ 13.94	$ 17.25

Total Return (a)	2.37%		34.51%	10.01%	26.55%	(19.11)%	(6.05)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 11,809		$ 11,698	$ 7,341	$ 6,596	$ 5,278	$ 5,727
Ratio of Expenses to Average Net Assets before waivers and reimbursement	1.63%	(b)	1.76%	2.01%	2.05%	2.37%	2.23%
Ratio of Net Investment Income (Loss) to Average Net Assets before waivers and reimbursement	0.39%	(b)	(0.12)%	(0.10)%	(0.66)%	(0.71)%	(0.92)%
Ratio of Expenses to Average Net Assets after waivers and reimbursement	1.50%	(b)	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Income to Average Net Assets after waivers and reimbursement	0.52%	(b)	0.13%	0.41%	(0.12)%	0.16%	(0.22)%
Portfolio Turnover Rate	30.06%	(b)	21.97%	47.54%	46.42%	54.64%	47.79%

* Net investment income/loss per share amounts were calculated using the average share method.

(a) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

(b) Annualized

CROFT-LEOMINSTER INCOME FUND
Financial Highlights
April 30, 2006
Selected data for a share outstanding throughout the period.

	(Unaudited)
	Six Months		For the Year	For the Year	For the Year	For the Year	For the Year
	Ended		Ended	Ended	Ended	Ended	Ended
	October 31, 2006		April 30, 2006	April 30, 2005	April 30, 2004	April 30, 2003	April 30, 2002

Net Asset Value at Beginning of Period	$ 9.98		$ 10.21	$ 10.12	$ 9.90	$ 9.23	$ 9.24
Net Investment Income/ (Loss) *	0.27		0.49	0.45	0.52	0.57	0.59
Net Gains or Losses on Securities (Realized and Unrealized)	0.02		(0.24)	0.09	0.22	0.67	0.04
Total from Investment Operations	0.29		0.25	0.54	0.74	1.24	0.63

Distributions (From Net Investment Income)	(0.27)		(0.48)	(0.45)	(0.52)	(0.57)	(0.61)
Distributions (From Capital Gains)	0.00		0.00	0.00	0.00	0.00	(0.03)
Total Distributions	(0.27)		(0.48)	(0.45)	(0.52)	(0.57)	(0.64)

Net Asset Value at End of Period	$ 10.00		$ 9.98	$ 10.21	$ 10.12	$ 9.90	$ 9.23

Total Return (a)	2.92%		2.43%	5.42%	7.61%	14.04%	6.91%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 10,222		$ 10,040	$ 8,786	$ 8,451	$ 8,158	$ 8,287
Ratio of Expenses to Average Net Assets before waivers and reimbursement	1.67%	(b)	1.67%	1.68%	1.64%	1.72%	1.76%
Ratio of Net Investment Income (Loss) to Average Net Assets before waivers and reimbursement	4.71%	(b)	4.28%	3.79%	4.61%	5.48%	5.57%
Ratio of Expenses to Average Net Assets after waivers and reimbursement	1.10%	(b)	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of Net Investment Income to Average Net Assets after waivers and reimbursement	5.28%	(b)	4.85%	4.36%	5.15%	6.11%	6.23%
Portfolio Turnover Rate	11.07%	(b)	14.61%	1.76%	10.15%	37.26%	23.80%

* Net investment income/loss per share amounts were calculated using the average share method.

(a) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

(b) Annualized

CROFT FUNDS CORPORATION

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2006 (UNAUDITED)

Note 1. Organization

The Croft-Leominster Value Fund (the “Value Fund”) and the Croft-Leominster Income Fund (the “Income Fund”), managed portfolios of the Croft Funds Corporation (the “Corporation”), are registered under the Investment Company Act of 1940, as amended, as diversified, open-end investment companies.  The Value Fund’s investment objective is to seek growth of capital.  It invests primarily in common stocks of companies believed by Croft-Leominster, Inc. (the “Advisor”) to be undervalued and have good prospects for capital appreciation.  The Croft-Leominster Income Fund seeks a high level of current income with moderate risk to principal by investing primarily in a diversified portfolio of U.S. traded investment grade fixed-income securities.

Note 2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements.

Security Valuation: The Funds’ portfolio securities for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price. If there are no sales reported, as in the case of certain securities traded over-the-counter, the Funds’ portfolio securities will be valued by using the last reported bid price. Many debt securities, including U.S. Government Securities, are traded in the over-the counter market. Obligations having remaining maturities of 60 days or less are valued at amortized cost.  The ability of issuers of debt securities held by the funds to meet their obligations may be affected by economic and political developments in a specific country or region.

The amortized cost value of a security is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity, regardless of the effect of fluctuating interest rates on the market value of the instrument.  Although the amortized cost method provides certainty in valuation, it may result at times in determinations of value that are higher or lower than the price the Funds would receive if the instruments were sold.  Consequently, changes in the market value of such portfolio instruments during periods of rising or falling interest rates will not be reflected in the computation of the Funds’ net asset value.

Certain securities and assets of the Funds may be valued at fair value as determined in good faith by the Board of Directors or by persons acting at their direction in accordance with guidelines established by the Board of Directors.  The fair value of any restricted securities from time to time held by the Funds are determined by the Advisor according to procedures approved by the Board of Directors.  Such valuations and procedures are reviewed periodically by the Board of Directors.  The fair value of these securities is generally determined as the amount which the Funds could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities trade on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Federal Income Taxes: Each Fund’s policy is to continue to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders.  The Funds intend to distribute their net long-term capital gains and their net short-term capital gains at least once a year. Therefore, no provision for federal income taxes is required. Federal income tax loss carryfowards generated in prior years will be used to offset a portion of current year’s net realized gains.

Distributions to Shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income taxes purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other: The Funds record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes.  Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the appropriate country’s rules and rates.

Note 3. Investment Advisory Fee and Other Transactions with Affiliates

The Funds retain Croft-Leominster Inc. (the “Advisor”) as their investment advisor.  Under the terms of the management agreement, subject to such policies as the Board of Directors of the Corporation may determine, the Advisor, at its expense, will continuously furnish an investment program for the Funds and will make investment decisions on behalf of the Funds and place all orders for the purchase and sale of portfolio securities subject always to applicable investment objectives, policies and restrictions. Pursuant to the management agreement and subject to the general oversight of the Board of Directors, the Advisor also manages, supervises and conducts the other affairs and business of the Funds, furnishes office space and equipment, provides bookkeeping and certain clerical services and pays all fees and expenses of the officers of the Funds.  For the Advisor’s services, the Funds pay a fee, computed daily and payable monthly at the annual rate of 0.94% of the Value Fund’s average daily net assets and at the annual rate of 0.79% of the Income Fund’s average daily net assets.

For the six months ended October 31, 2006, the Advisor earned fees from the Value Fund of $53,011 before the reimbursement described below.  Through August 30, 2007, the Advisor has contractually agreed to waive management fees and/or reimburse expenses to the Value Fund to limit the overall expense ratio to 1.50% (excluding ordinary brokerage commissions and extraordinary expenses) of the Value Fund’s average net assets.   For the six months ended October 31, 2006, the Advisor waived $7,548 of the advisory fee from the Value Fund.  At October 31, 2006 the Fund owed the Adviser an amount of $8,500.

CROFT FUNDS CORPORATION

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2006 (UNAUDITED)

For the six months ended October 31, 2006, the Advisor earned fees from the Income Fund of $40,298 before the reimbursement described below.  Through October 31, 2006, the Advisor has contractually agreed to waive management fees and/or reimburse expenses to the Income Fund to limit the overall expense ratio to 1.10% (excluding ordinary brokerage commissions and extraordinary expenses) of the Income Fund’s average net assets.  For the six months ended October 31, 2006, the Advisor waived $29,178 of the advisory fee from the Income Fund. At October 31, 2006 the Fund owed the Adviser an amount of $2,016.

Pursuant to a plan of Distribution, the Funds may pay a distribution fee of up to .25% of the average daily net assets to broker-dealers for distribution assistance, and to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors as compensation for services rendered or expenses incurred in connection with distribution assistance.  The Corporation elected to suspend the 12b-1 fee for the Funds on August 23, 1995.  The 12b-1 fee will be suspended into the foreseeable future; however, the Corporation reserves the right to terminate the waiver and reinstate the 12b-1 fee at any time in its sole discretion.

A director and certain officers of the Corporation are also officers and owners of the Advisor. Each “non-interested” Director is entitled to receive an annual fee of $1,000 plus expenses for services related to the Corporation.

Note 4. Capital Share Transactions

At October 31, 2006, there were 30,000,000, $0.001 par value shares of capital stock authorized for the Croft Funds Corporation (which includes the Croft-Leominster Value and the Croft-Leominster Income Fund), and paid-in capital amounted to $8,368,088 for the Income Fund and $10,509,452 for the Value Fund.

Note 5. Investments

Croft Value Fund

For the six months ended October 31, 2006, the cost of purchases and the proceeds from sales, other than U.S. Government Securities and short-term securities, aggregated $1,899,973 and $1,409,401, respectively. As of October 31, 2006, the gross unrealized appreciation for all securities totaled $3,120,480 and the gross unrealized depreciation for all securities totaled $215,286, for a net unrealized appreciation of $2,905,194.  The aggregate cost of securities for federal income tax purposes at October 31, 2006 was $8,907,536.

Croft Income Fund

For the six months ended October 31, 2006, the cost of purchases and the proceeds from the sales, other than U.S. Government securities and short-term securities, aggregated $743,725 and $706,737, respectively.  Purchases and sales of U.S. Government securities aggregated $572,773 and $624,273, respectively. As of October 31, 2006, the gross unrealized appreciation for all securities totaled $356,006 and the gross unrealized depreciation for all securities totaled $89,685, for a net unrealized appreciation of $266,321.  The aggregate cost of securities for federal income tax purposes at October 31, 2006 was $9,886,338.

The difference between book cost and tax cost represents the difference between the original cost and market value of portfolio securities at the time of conversion from a partnership to a regulated investment company on May 4, 1995.

Note 6. Distributions to Shareholders

CROFT VALUE FUND

The tax character of distributions paid during the six months ended October 31, 2006 and fiscal year ended April 30, 2006 were as follows:

Distributions paid from:                                     10/31/2006                   4/30/2006

Undistributed Net Investment Income                              $0                  $   25,396

Short-Term Capital Gain                                                    0                     154,751

Long-Term Capital Gain                                                    0                     427,908

                                                                                          $0                  $ 608,055

As of October 31, 2006 the components of distributable earnings/ (accumulated losses) on a tax basis were as follows:

Ordinary Income (Short Term Gain)                                                                                  $            29,495

Undistributed long-term capital gain/ (accumulated losses)                                                           506,387

Unrealized appreciation/ (depreciation)                                                                                       2,905,194

                                                                                                                                            $        3,441,076

There are no differences between book basis and tax-basis unrealized appreciation (depreciation).

CROFT INCOME FUND

The Income Fund makes quarterly income distributions. During the six months ended October 31, 2006, distributions of $0.27 aggregating $269,331 were declared and paid from net investment income.

The tax character of distributions paid during the six months ended October 31, 2006 and fiscal year ended April 30, 2006 were as follows:

Distributions from:	October 31, 2006	April 30, 2006
Ordinary Income	$269,331	$427,872
Short-Term Capital Gain	0	0
Long-Term Capital Gain	0	0
	$269,331	$427,872

As of October 31, 2006 the components of distributable earnings/ (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income/ (accumulated losses)	$ 12,689
Undistributed long-term capital gain/ (accumulated losses)	(566,648)
Unrealized appreciation/ (depreciation)	266,321
$(287,638)

The difference between book basis and tax-basis unrealized appreciation (depreciation) is attributable to the difference in original cost and market value of securities at the time of conversion from a partnership to a regulated investment company on May 4, 1995.

CROFT FUNDS CORPORATION

EXPENSE ILLUSTRATION

OCTOBER 31, 2006 (UNAUDITED)

Expense Example (Unaudited)

As a shareholder of the Croft-Leominster Funds, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in these Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, May 1, 2006 through October 31, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on these Funds actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not these Funds actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Croft-Leominster Value Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	May 1, 2006	October 31, 2006	May 1, 2006 to October 31, 2006

Actual	$1,000.00	$1,102.60	$7.95
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,017.64	$7.63

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Croft-Leominster Income Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	May 1, 2006	October 31, 2006	May 1, 2006 to October 31, 2006

Actual	$1,000.00	$1,029.16	$5.63
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,019.66	$5.60

* Expenses are equal to the Fund's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

CROFT FUNDS CORPORATION

CROFT-LEOMINSTER FUNDS

ADDITIONAL INFORMATION (UNAUDITED)

OCTOBER 31, 2006 (CONTINUED)

Information Regarding Statement of Additional Information

The Statement of Additional Information includes additional information about the Directors and is available without charge upon request, by calling toll free at 1-800-746-3322.

Information Regarding Proxy Voting

A description of the policies and procedures that these Funds use to determine how to vote proxies relating to portfolio securities and information regarding how these Funds voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Funds at (800) 746-3322 and (2) from Funds’ documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Information Regarding Portfolio Holdings

The Funds file a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Funds’ first and third fiscal quarters end on July 31 and January 31. The Funds’ Form N-Q’s are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Funds at 1-800-746-3322.

Management Agreement Approval Discussion

In connection with a meeting of the Board of Directors of the Corporation held on June 26, 2006 (the “Meeting”), the Board, including each director who is not an interested person of the Corporation or an interested party to the agreement (the “Independent Directors”), discussed the renewal of the management agreement (the “Agreement”) between the Advisor and the Corporation, on behalf of the Funds.  The Board reviewed written materials from the Advisor (the “Report”) that had been requested on their behalf by fund counsel and included in the meeting materials that were distributed to the Board prior to the Meeting.

As to the investment performance of the Funds, the Board reviewed information provided in the Report regarding each Fund’s performance for various periods since inception of the Fund compared to an appropriate index.  The Board also reviewed the performance of the Value Fund and the Income Fund compared to a group of similar mutual funds (the "Peer Group").  Each Peer Group is comprised of funds of similar size and identified by the Bloomberg system as being in the same category.  The Board also discussed the performance information that had been provided by the Advisor on a quarterly basis throughout the year.  Based on these considerations, it was the consensus of the Board that the Advisor had performed well in the area of portfolio management for the Funds.

As to the cost of the services provided and profits realized by the Advisor from its relationship with the Funds, the Board reviewed information in the Report regarding the cost of the services provided by the Advisor to the Funds, including information regarding salaries, overhead and other expenses of the Advisor.  The Board reviewed the fees charged by the Advisor compared to other mutual funds and to the fees charged to the Advisor’s private clients.  The Board then discussed and considered the reasonableness of the Advisor's fees.  The Board also reviewed information in the Report regarding the Advisor’s receipt of soft dollars.  The Board discussed the Advisor’s soft dollar policies.  The Board discussed the value to the Advisor of research information from various brokers with whom Fund transactions are executed.  The Board also considered the fact that the Advisor has been reimbursing expenses to maintain total expenses at current levels, and that the Advisor has advised that the contractual fee cap agreement would be extended through 2007.   The Board then reviewed the information in the Report regarding the profitability of the Advisor and concluded that the Advisor was not overly profitable.  Due to the small size of the Funds, the Board chose not to consider economies of scale and whether the Funds’ fee levels reflected those economies of scale.  Based on these considerations, the Board concluded that the fees required by the Agreement were reasonable.

Management Agreement Approval Discussion (Continued)

As to the nature, extent and quality of the services provided by the Advisor, the Board reviewed information provided in the Report regarding the Advisor’s business operations and personnel.  The Board also reviewed certifications from the Advisor regarding compliance with the Advisor’s code of ethics.  The Report also disclosed information regarding recent regulatory action and outstanding litigation, of which the Board noted there was none.  The Board also reviewed the Advisor’s Form ADV, which described the educational and professional background of the Advisor’s investment personnel, reviewed the Advisor's Profit and Loss Statement and Balance Sheet as of December 31, 2005, and discussed the Advisor’s financial condition.  The Board discussed the terms of the Agreement, and concluded that the nature and extent of services required of the Advisor were reasonable and consistent with the Board’s expectations.  The Board then concluded that the Advisor has the resources to provide high quality advisory services to the Funds.

The Board then discussed various criteria in its overall evaluation of the Advisor, including performance, fees, service, the lack of excessive profitability, and the opportunities for economies of scale.  Having come to the conclusion that the Advisor compared favorably based on these criteria, the Board, including the Independent Directors, concluded that the Agreement should be renewed.

1-800-746-3322

                 This report is provided for the general information of the shareholders of the Croft-Leominster Funds. This report is not intended for distribution to prospective investors in these funds, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of July 1, 2006, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Croft Funds Corporation

By /s/Kent Croft, CEO

*Kent Croft CEO

Date January 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By Kent Croft, CEO

*Kent Croft CEO

Date January 8, 2007

By Phillip Vong, Treasurer

*Phillip Vong, Treasurer

Date January 8, 2007

* Print the name and title of each signing officer under his or her signature.